SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549-1004

                                   FORM 8-K/A
                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  August 17, 1995
                                                       (August 10, 1995)

                             WORLDWAY CORPORATION
          (Exact name of registrant as specified in its charter)

          1-08441                 North Carolina            74-1330475
        (Commission    (State of other jurisdiction       (I.R.S. Employer
        File Number)   of incorporation or organization)  Identification No.)

  400 Two Coliseum Center, 2400 Yorkmont Road, Charlotte, North Carolina 28217
      (Address of principle executive offices)                        (Zip Code)

      Registrant's telephone number, including area code (704) 329-0123


      ITEM 1.    CHANGES IN THE CONTROL OF THE REGISTRANT

                Attached herein is a corrected signature page for the filing of Registrant's Form 8-K filed with the Commission on August 17, 1995.


      ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

      (99) Corrected signature page to Form 8-K filed with the Commission on August 17, 1995.


                                 SIGNATURE

                Pursuant to the requirements of the Securities
      Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

      Dated:  August 18, 1995

                                      WorldWay Corporation

                                     By:  /s/   Richard F. Cooper

                                          Name:
                                          Title:    Secretary


                               EXHIBIT INDEX

      Exhibit
      Number    Exhibit

      (99) Corrected signature page to Form 8-K filed with the Commission on August 17, 1995.


                                 SIGNATURE

                Pursuant to the requirements of the Securities
      Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

      Dated:  August 17, 1995

                                      WorldWay Corporation

                                     By:  /s/  Richard F. Cooper

                                         Name:
                                         Title:    Secretary